                                                                  Exhibit (a)(2)

                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK

                                       OF

                               ALLIED GROUP, INC.
              PURSUANT TO THE OFFER TO PURCHASE DATED MAY 19, 1998

                                       BY

                    NATIONWIDE GROUP ACQUISITION CORPORATION
                          A WHOLLY OWNED SUBSIDIARY OF

                      NATIONWIDE MUTUAL INSURANCE COMPANY

         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
  NEW YORK CITY TIME, ON TUESDAY, JUNE 16, 1998, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

             By Mail:                By Overnight Courier Delivery:                By Hand:
       Post Office Box 3301            85 Challenger Road -- Mail          120 Broadway, 13th Floor
    South Hackensack, NJ 07606                Drop - Reorg                    New York, NY 10271
 Attn: Reorganization Department       Ridgefield Park, NJ 07660       Attn: Reorganization Department
                                    Attn: Reorganization Department

                           By Facsimile Transmission:
                                 (201) 329-8936
                             Confirm by Telephone:
                                 (201) 296-4860

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.
--------------------------------------------------------------------------------
                     DESCRIPTION OF COMMON SHARES TENDERED

-----------------------------------------------------
        NAME(S) AND ADDRESS(ES) OF REGISTERED                        COMMON SHARE CERTIFICATE(S) AND
     OWNER(S) (PLEASE FILL IN, IF BLANK, EXACTLY                         COMMON SHARES TENDERED
       AS NAME(S) APPEAR(S) ON CERTIFICATE(S))                    (ATTACH ADDITIONAL LIST IF NECESSARY)
-------------------------------------------------------------------------------------------------------------------
                                                                                 TOTAL NUMBER
                                                                               OF COMMON SHARES
                                                           COMMON SHARE         REPRESENTED BY
                                                           CERTIFICATE           COMMON SHARE     NUMBER OF COMMON
                                                            NUMBER(S)*         CERTIFICATE(S)*    SHARES TENDERED**
                                                       ==========================================================
                                                       ==========================================================
                                                       ==========================================================
                                                         TOTAL NUMBER OF
                                                          COMMON SHARES
-------------------------------------------------------------------------------------------------------------------
  * Need not be completed by shareholders delivering Common Shares by book-entry transfers.
 ** Unless otherwise indicated, it will be assumed that all Common Shares evidenced by each Common Share
    Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.
-------------------------------------------------------------------------------------------------------------------

     This Letter of Transmittal is to be completed by shareholders either if certificates ("Common Share Certificates") evidencing shares of common stock, no par value, of Allied Group, Inc. ("Common Shares") are to be forwarded herewith or, unless an Agent's Message (as defined below) is utilized, if delivery of Common Shares is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company or Philadelphia Depository Trust Company (each a "Book-Entry Transfer Facility" and collectively, the "Book-Entry Transfer Facilities") pursuant to the book-entry transfer procedure described in "Procedures for Tendering Common Shares" of the Offer to Purchase (as defined below). DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

     Shareholders whose Common Share Certificates are not immediately available or who cannot deliver all documents required hereby to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Common Shares must do so pursuant to the guaranteed delivery procedure described in "Procedures for Tendering Common Shares" of the Offer to Purchase. See Instruction 2.

[ ] CHECK HERE IF TENDERED COMMON SHARES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER TO THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING.

   Name of Tendering Institution
   -----------------------------------------------------------------------------

   Check Box of Applicable Book-Entry Transfer Facility:

                                                                  PHILADELPHIA
                                                 THE DEPOSITORY    DEPOSITORY
                                                 TRUST COMPANY    TRUST COMPANY
                                                 --------------   -------------
   (CHECK ONE)                                     [ ]              [ ]

   Account Number
--------------------------------------------------------------------------------

   Transaction Code Number
   -----------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED COMMON SHARES ARE BEING TENDERED PURSUANT TO A NOTICE
    OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING.

    Name(s) of Registered Holder(s)
    ----------------------------------------------------------------------------

    Window Ticket No. (if any)
    ----------------------------------------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery
    ----------------------------------------------------------------------------

    Name of Institution which Guaranteed Delivery
    ----------------------------------------------------------------------------

     The names and addresses of the registered holders should be printed, if not already printed above, exactly as they appear on the certificates representing Common Shares tendered hereby. The certificates and number of Common Shares that the undersigned wishes to tender should be indicated in the appropriate boxes.

[ ] CHECK HERE IF TENDER IS BEING MADE PURSUANT TO LOST, STOLEN, DESTROYED OR
    MUTILATED SECURITIES. SEE INSTRUCTION 11.

                   NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW.
                 PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS
                        LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to Nationwide Group Acquisition Corporation ("Purchaser"), an Ohio corporation and a wholly owned subsidiary of Nationwide Mutual Insurance Company ("Parent"), an Ohio mutual insurance company, the above-described shares of common stock, no par value (the "Common Shares") of Allied Group, Inc., an Iowa corporation (the "Company"), pursuant to Purchaser's offer to purchase all outstanding Common Shares, at a price of $47.00 per share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated May 19, 1998 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended from time to time, together constitute the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or in part from time to time, to one or more of its affiliates, the right to purchase all or any portion of the Common Shares tendered pursuant to the Offer.

     Subject to, and effective upon, acceptance for payment of the Common Shares tendered herewith, in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all the Common Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Common Shares) and rights declared, paid or distributed in respect of such Common Shares on or after May 18, 1998 (collectively, "Distributions"), and irrevocably appoints ChaseMellon Shareholder Services, L.L.C., (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Common Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Common Share Certificates evidencing such Common Shares and all Distributions, or transfer ownership of such Common Shares and all Distributions on the account books maintained by a Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Common Shares and all Distributions for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Common Shares and all Distributions, all in accordance with the terms of the Offer.

     If, on or after the date of the Offer to Purchase, the Company should declare or pay any dividend on the Common Shares, other than regular quarterly dividends, or make any distribution (including, without limitation, the issuance of additional Common Shares pursuant to a stock dividend or stock split, the issuance of other securities or the issuance of rights for the purchase of any securities) with respect to the Common Shares that is payable or distributable to shareholders of record on a date prior to the transfer to the name of Purchaser or its nominee or transferee on the Company's stock transfer records of the Common Shares purchased pursuant to the Offer, then, without prejudice to Purchaser's rights under Sections 1 and 14 of the Offer to Purchase, (i) the purchase price per Common Share payable by Purchaser pursuant to the Offer will be reduced by the amount of any such cash dividend or cash distribution and (ii) any such non-cash dividend, distribution or right to be received by the tendering shareholders will be received and held by such tendering shareholders for the account of Purchaser and will be required to be promptly remitted and transferred by each such tendering shareholder to the Depositary for the account of Purchaser, accompanied by appropriate documentation of transfer. Pending such remittance and subject to applicable law, Purchaser will be entitled to all rights and privileges as owner of any such non-cash dividend, distribution or right and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by Purchaser in its sole discretion.

     By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints David A. Diamond, W. Sidney Druen and Mark B. Koogler, and each of them, as the attorneys and proxies of the undersigned, each with full power of substitution, to the full extent of the undersigned's rights with respect to the Common Shares tendered by the undersigned and accepted for payment by Purchaser (and any and all Distributions). All such proxies shall be considered coupled with an interest in the tendered Common Shares. This appointment will be effective if, when, and only to the extent that Purchaser accepts such Common Shares for payment pursuant to the Offer. Upon such acceptance for payment, all prior proxies given by the undersigned with respect to such Common Shares, Distributions and other securities will, without further action, be revoked, and no subsequent proxies may be given. The individuals named above as proxies will, with respect to the Common Shares, Distributions and other securities for which the appointment is effective, be empowered to exercise all voting and other rights of the undersigned as they, in their sole discretion, may deem proper at any annual, special, adjourned or postponed meeting of Company shareholders, by written consent or otherwise, and Purchaser reserves the right to require that, in order for Common Shares, Distributions or other securities to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Common Shares, Purchaser or Purchaser's designees must be able to exercise full voting rights with respect to such Common Shares.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Common Shares tendered hereby and all Distributions, that the undersigned own(s) the Common Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), that such tender of Common Shares complies with Rule 14e-4 and that when such Common Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Common Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Common Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Common Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Common Shares tendered hereby, or deduct from such purchase price, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

     No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, executors, personal and legal representatives, administrators, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that tenders of Common Shares pursuant to any one of the procedures described in "Procedures for Tendering Common Shares" of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. Purchaser's acceptance for payment of Common Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Common Shares tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the purchase price and/or return any Common Share Certificates evidencing Common Shares not tendered or accepted for payment, in the name(s) of the registered holder(s) appearing above under "Description of Common Shares Tendered." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of all Common Shares purchased and all Common Share Certificates evidencing Common Shares not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Common Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price and/or return any Common Share Certificates for Common Shares not purchased or not tendered or accepted for payment in the name(s) of, and mail such check and/or return such Common Share Certificates to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Common Shares tendered hereby and delivered by book-entry transfer, but which are not purchased, by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the instructions in the box entitled "Special Payment Instructions," to transfer any Common Shares from the name of the registered holder(s) thereof if Purchaser does not purchase any of the Common Shares tendered hereby.

------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if the check for the purchase price of Common Shares or Common Share Certificates evidencing Common Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned, or if the Common Shares delivered by book-entry transfer which are not purchased are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than that designated above.

   Issue [ ] Check [ ] Common Share Certificate to:

   Name
   -----------------------------------------------------
                                 (PLEASE PRINT)

   Address:
   --------------------------------------------------

   ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

   ------------------------------------------------------------
         RECIPIENT'S TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

   [ ] Credit unpurchased Common Shares delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below:

        Check appropriate box:
        [ ] The Depository Trust Company
        [ ] Philadelphia Depository Trust Company

   ------------------------------------------------------------
                                (ACCOUNT NUMBER)

============================================================

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if Common Share Certificates tendered and/or Common Share Certificates evidencing Common Shares not tendered or not purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under "Description of Common Shares Tendered."

   Mail [ ] Check [ ] Common Share Certificates to:

   Name:
   -----------------------------------------------------
                                 (PLEASE PRINT)

   Address:
   --------------------------------------------------

   ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

   ------------------------------------------------------------
         RECIPIENT'S TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

------------------------------------------------------------

                                   IMPORTANT

                            SHAREHOLDERS: SIGN HERE
             (PLEASE COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          (SIGNATURE(S) OF HOLDER(S))
Dated:
------------------------1998

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Common Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or other persons acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)
Capacity (full title):
--------------------------------------------------------------------------------
Address:
================================================================================
                               (INCLUDE ZIP CODE)
Daytime Area Code and Telephone No.:
----------------------------------------------------------------------
Taxpayer Identification or Social Security No.:
----------------------------------------------------------------
                                       (COMPLETE SUBSTITUTE FORM W-9 INCLUDED
                                                            HEREIN)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)
Authorized Signature:
--------------------------------------------------------------------------------
Name:
================================================================================
                             (PLEASE TYPE OR PRINT)
Title:
--------------------------------------------------------------------------------
Name of Firm:
--------------------------------------------------------------------------------
Address:
================================================================================
                               (INCLUDE ZIP CODE)
Area Code and Telephone No.:
-------------------------------------------------------------------------------
Dated:
------------------------, 1998

                     FOR USE BY FINANCIAL INSTITUTIONS ONLY
        FINANCIAL INSTITUTIONS: PLACE MEDALLION GUARANTEE IN SPACE BELOW

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm which is a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"). No signature guarantee is required on this Letter of Transmittal (i) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Common Shares) of Common Shares tendered herewith, unless such holder(s) has (have) completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" herein or (ii) if such Common Shares are tendered for the account of an Eligible Institution. See Instruction 5.

     2. Delivery of Letter of Transmittal and Common Share Certificates. This Letter of Transmittal is to be used either if Common Share Certificates are to be forwarded herewith or if Common Shares are to be delivered by book-entry transfer pursuant to the procedure set forth in "Procedures for Tendering Common Shares" of the Offer to Purchase. Common Share Certificates evidencing all tendered Common Shares, or confirmation of a book-entry transfer of such Common Shares into the Depositary's account at one of the Book-Entry Transfer Facilities pursuant to the procedures set forth in "Procedures for Tendering Common Shares" of the Offer to Purchase, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date. If Common Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

     Shareholders whose Common Share Certificates are not immediately available, who cannot deliver their Common Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Common Shares pursuant to the guaranteed delivery procedure described in "Procedures for Tendering Common Shares" of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser herewith, must be received by the Depositary prior to the Expiration Date; and (iii) the Common Share Certificates, in proper form for transfer, or a confirmation of a book-entry transfer of such Common Shares into the Depositary's account at one of the Book-Entry Transfer Facilities, together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three (3) New York Stock Exchange Inc. trading days after the date of execution of the Notice of Guaranteed Delivery, all as described in "Procedures for Tendering Common Shares" of the Offer to Purchase.

     The term "Agent's Message" means a message, transmitted by a Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation (as defined in the Offer to Purchase), which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Common Shares that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that Purchaser may enforce such agreement against the participant.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, COMMON SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE SOLE OPTION AND RISK OF THE TENDERING SHAREHOLDER, AND THE DELIVERY WILL BE DEEMED MADE

ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Common Shares will be purchased. By execution of this Letter of Transmittal (or a facsimile hereof), all tendering shareholders waive any right to receive any notice of the acceptance of their Common Shares for payment.

     3. Inadequate Space. If the space provided herein under "Description of Common Shares Tendered" is inadequate, the Common Share Certificate number, the total number of Common Shares represented by such Common Share Certificates and the number of Common Shares tendered should be listed on a separate schedule and attached hereto.

     4. Partial Tenders (not applicable to shareholders who tender by book-entry transfer). If fewer than all the Common Shares evidenced by any Common Share Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of shares of Common Shares which are to be tendered in the column entitled "Number of Common Shares Tendered" in the above "Description of Common Shares Tendered". In such cases, new Common Share Certificate(s) evidencing the remainder of the Common Shares that were evidenced by the Common Share Certificate(s) delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions," as soon as practicable after the expiration or termination of the Offer. All Common Shares evidenced by Common Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Common Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Common Share Certificate(s) evidencing such Common Shares without alteration, enlargement or any other change whatsoever. DO NOT SIGN THE BACK OF THE COMMON SHARE CERTIFICATES.

     If any Common Shares tendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Common Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Common Shares.

     If this Letter of Transmittal is signed by the registered holder(s) of the Common Shares tendered hereby, no endorsements of Common Share Certificates or separate stock powers are required, unless payment is to be made to, or Common Share Certificates evidencing Common Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Common Share Certificate(s) evidencing the Common Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Common Share Certificate(s). Signatures on such Common Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Common Shares tendered hereby, the Common Share Certificate(s) evidencing the Common Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Common Share Certificate(s). Signatures on such Common Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Common Share Certificates or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person's authority so to act must be submitted.

     6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the sale and transfer of any Common Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Common Shares purchased is to be made to, or Common Share Certificate(s) evidencing Common Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Common Shares purchased, unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Common Share Certificates evidencing the Common Shares tendered hereby.

     7. Special Payment and Delivery Instructions. If a check for the purchase price of any Common Shares tendered hereby is to be issued, or Common Share Certificate(s) evidencing Common Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Common Share Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Common Shares Tendered," the appropriate boxes on this Letter of Transmittal must be completed. Shareholders tendering Common Shares by book-entry transfer may request that Common Shares not purchased be credited to such account maintained at a Book-Entry Transfer Facility as such stockholder may designate in the box entitled "Special Payment Instructions" hereof. If no such instructions are given, all such Common Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facilities designated herein as the account from which such Common Shares were delivered.

     8. Waiver of Conditions. The conditions of the Offer may be waived, in whole or in part, by Purchaser, in its sole discretion, at any time and from time to time, in the case of any Common Shares tendered.

     9. Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent or Dealer Manager at their respective addresses or telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials may be obtained from the Information Agent or the Dealer Manager, and copies will be furnished promptly at Purchaser's expense. No fees or commissions will be paid to brokers, dealers or other persons (other than the Information Agent and the Dealer Manager) for soliciting tenders of Common Shares pursuant to the Offer.

     10. Substitute Form W-9. Each tendering shareholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that such shareholder is not subject to backup withholding of federal income tax. If a tendering shareholder has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding, such shareholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such shareholder has since been notified by the Internal Revenue Service that such shareholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering shareholder to 31% federal income tax withholding on the payment of the purchase price of all Common Shares purchased from such shareholder. If the tendering shareholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such shareholder should write "Applied For" in the space provided for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in Part 1 and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price to such shareholder until a TIN is provided to the Depositary.

     11. Lost, Stolen, Destroyed or Mutilated Common Share Certificates. If any Common Share Certificates have been lost, destroyed, mutilated or stolen, the shareholder should promptly notify the Depositary. The shareholder will then be instructed as to the steps that must be taken in order to replace the Common Share Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Common Share Certificates have been followed. In order to facilitate replacement, contact Harris Trust & Savings Bank at (312) 461-2121.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND COMMON SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under the federal income tax law, a shareholder whose tendered Common Shares are accepted for payment is required by law to provide the Depositary (as payer) with such shareholder's correct TIN on Substitute Form W-9 below. If such shareholder is an individual, the TIN is such shareholder's social security number. If the Depositary is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such shareholder with respect to Common Shares purchased pursuant to the Offer may be subject to backup withholding of 31%. In addition, if a shareholder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for such a statement, a $500 penalty may also be imposed by the Internal Revenue Service.

     Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. A shareholder should consult his or her tax advisor as to such shareholder's qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a shareholder with respect to Common Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of such shareholder's correct TIN by completing the form below certifying (a) that the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN), and (b) that
(i) such shareholder has not been notified by the Internal Revenue Service that such shareholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such shareholder that such shareholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The shareholder is required to give the Depositary the social security number or employer identification number of the record holder of the Common Shares tendered hereby. If the Common Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should write "Applied For" in the space provided for the TIN in Part 1, and sign and date the Substitute Form W-9. If "Applied For" is written in Part 1 and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price to such shareholder until a TIN is provided to the Depositary.

            ALL TENDERING STOCKHOLDERS MUST COMPLETE THE FOLLOWING:
             PAYER'S NAME: CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
--------------------------------------------------------------------------------

SUBSTITUTE                       PART 1 -- Taxpayer Identification Number -- For      -------------------------------
 FORM W-9                        all accounts, enter your taxpayer                        Social Security Number
 DEPARTMENT OF THE               identification number in the box at right. (For                    OR
 TREASURY                        most individuals, this is your social security
 INTERNAL REVENUE SERVICE        number. If you do not have a number, see             -------------------------------
                                 Obtaining a Number in the enclosed Guidelines        Employer Identification Number
 PAYER'S REQUEST FOR TAXPAYER    for Certification of Taypayer Identification      (If awaiting TIN write "Applied For")
 IDENTIFICATION NUMBER ("TIN")   Number of Substitute Form W-9.) Certify by
                                 signing and dating below. Note: If the account
                                 is in more than one name, see the chart in the
                                 enclosed Guidelines to determine which number
                                 to give the payer.
                                ----------------------------------------------------------------------------------------
                                 PART 2 -- For Payees Exempt From Backup Withholding, see the enclosed Guidelines and complete as instructed therein.
-------------------------------------------------------------------------------------------------------------------------
CERTIFICATION -- Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
(2) I am not subject to backup withholding because I have not been notified by the Internal Revenue Service (the "IRS")
    that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.
CERTIFICATE INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed
Guidelines.)
-------------------------------------------------------------------------------------------------------------------------
 Signature  Date  __________  , 1998
-------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WRITE "APPLIED FOR" IN THE SPACE PROVIDED FOR THE TIN IN PART 1 OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld.

 ==============================================================
               Signature                                  Date

 -------------------------------------------------------------
          Name (Please Print)
--------------------------------------------------------------------------------

     Any questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and locations listed below. Additional copies of the Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent at its address and telephone numbers set forth below. Holders of Common Shares may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

                   The Information Agent for the Offer is:

                           GEORGESON & COMPANY INC.

                              Wall Street Plaza
                              New York, NY 10005
               Bankers and Brokers call collect: (212) 440-9800
                  All Others Call Toll-Free: (800) 223-2064
              INTERNET: World Wide Web http://www.georgeson.com

                     The Dealer Manager for the Offer is:

                    CREDIT SUISSE FIRST BOSTON CORPORATION

                            Eleven Madison Avenue
                              New York, NY 10010
                        Call Toll Free: (800) 863-6558

May 19, 1998